UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 3, 2014

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization: Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESES AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2014, NextEra Energy, Inc., a Florida corporation (NEE), and Hawaiian Electric Industries, Inc., a Hawaiian corporation (HEI), entered into an Agreement and Plan of Merger, dated as of December 3, 2014, by and among NEE, HEI, NEE Acquisition Sub I, LLC, a Delaware limited liability company (Merger Sub II), and NEE Acquisition Sub II, Inc., a Delaware corporation (Merger Sub I) (the Merger Agreement). Merger Sub I and Merger Sub II are newly-formed, wholly-owned direct subsidiaries of NEE.

The Merger Agreement provides for Merger Sub I to merge with and into HEI, with HEI surviving (the Initial Merger), and then for HEI to merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of NEE (together with the Initial Merger, the Merger). The Boards of Directors of each of NEE and HEI have approved the Merger Agreement and the Merger.

The Merger Agreement provides that, immediately prior to completion of the Merger, HEI will distribute to HEI’s shareholders, on a pro-rata basis, all of the issued and outstanding shares of ASB Hawaii, Inc., a Hawaii corporation (ASBH) and a direct parent company of American Savings Bank, F.S.B. (ASB) (such distribution, the Bank Spin-Off). In the Merger, each outstanding share of HEI common stock will be converted into the right to receive 0.2413 shares of NEE common stock. HEI equity awards that are outstanding at the time of closing of the Merger will be converted into corresponding equity awards denominated in NEE common stock, except in the case of certain performance-based restricted stock units, which pursuant to the terms of HEI’s Long-Term Incentive Plan, will vest pro-rata and be settled for cash upon the closing of the Merger based on deemed satisfaction of performance goals at target levels.

NEE and HEI have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, HEI’s covenant to conduct its businesses in the ordinary course between the execution of the Merger Agreement and the completion of the Merger and each party’s covenants not to engage in certain kinds of transactions and actions during that period without the prior consent of the other.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the Merger Agreement by shareholders holding seventy-five percent of HEI’s common stock, (ii) absence of any material adverse effect with respect to NEE or HEI, (iii) the registration statement necessary to consummate the Bank Spin-Off having become effective, (iv) the determination by each of HEI and NEE that, upon consummation of the Bank Spin-Off, HEI will no longer be a “savings and loan holding company” under federal law or be deemed to control ASB, (v) receipt of all required regulatory approvals from, among others, the Hawaii Public Utility Commission, the Federal Energy Regulatory Commission and the Federal Communications Commission, (vi) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (vii) the absence of any law or judgment in effect or pending in which a governmental entity has imposed or is seeking impose a legal restraint that would prevent or make illegal the consummation of the Merger, (viii) the registration statement of NEE filed on Form S-4 in connection with the Merger having become effective, (ix) shares of NEE common stock to be issued in connection with the Merger having been approved for listing on the New York Stock Exchange, (x) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Merger Agreement and (xi) receipt by each party of a tax opinion of its counsel regarding the tax treatment of the transactions contemplated by the Merger Agreement. In addition, the Bank Spin-Off will be subject to various conditions, including, among others, the approval of the Federal Reserve Board.

The Merger Agreement contains certain termination rights for both NEE and HEI, including the right of either party to terminate the Merger Agreement if the Merger has not been completed by December 3, 2015 (subject to a six-month extension if required to obtain necessary regulatory approvals), and further provides that, upon termination of the Merger Agreement under specified circumstances, HEI or NEE, as the case may be, would be required to pay to the other party a termination fee of $90 million and reimburse the other party for up to $5 million of its documented out-of-pocket expenses incurred in connection with the Merger Agreement.

The Merger Agreement also prohibits HEI from soliciting, or participating in discussions or negotiations or providing information with respect to, alternative takeover proposals, subject to certain exceptions.

The above description of the Merger Agreement (a copy of which is attached hereto) has been included to provide investors with information regarding its terms. The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2 hereto, and is incorporated into this report by reference.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

PARTICIPANTS IN THE SOLICITATION

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI as described in the preceding paragraph.

SECTION 7 - REGULATION FD
Item 7.01 Regulation FD Disclosure

On December 3, 2014, HEI and NEE released an investor presentation regarding the merger. A copy of the investor presentation is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following document is filed as an exhibit to this report:

Exhibit Number	Description
2	Agreement and Plan of Merger, dated as of December 3, 2014, by and among NEE, Merger Sub I, Merger Sub II and HEI*
99	Investor Presentation of Hawaiian Electric Industries and NextEra Energy, Inc.

*
Schedules attached to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. NEE will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2014

NEXTERA ENERGY, INC. (Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President and General Counsel of NextEra Energy, Inc.

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